UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) FEBRUARY 5, 2005

                           HEARTSTAT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-50993               20-1680252
(State or other jurisdiction of     (Commission            (IRS Employer
        incorporation)              File Number)        Identification No.)

             530 WILSHIRE BLVD, #304 SANTA MONICA, CALIFORNIA 90401
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (310) 451-7400

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

On February 5, 2005, James R. Hudson resigned as the interim Chief Executive Officer and a director of the registrant due to reasons of health.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEARTSTAT TECHNOLOGY, INC.


February 8, 2005                      By:  /s/ TED W. RUSSELL
                                         ---------------------------------------
                                            Ted W. Russell
                                            President













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